UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2021
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
6.875% Senior Notes due 2059	TDE	New York Stock Exchange
7.000% Senior Notes due 2060	TDJ	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events

As previously reported, on March 2, 2021, Telephone and Data Systems, Inc. (the “Company”) consummated its public offering of 16,000,000 shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Company’s 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, (the “Series UU Preferred Stock”), with a liquidation preference of $25,000 per share (equivalent to $25.00 per Depositary Share), pursuant to an underwriting agreement, dated February 23, 2021, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein, and a related terms agreement among the Company and the Representatives.

On March 8, 2021, the Company completed the sale of an additional 800,000 Depositary Shares (the “Option Shares”), pursuant to the Representatives’ partial exercise of their over-allotment option to purchase the Option Shares.

In connection with the issuance of the Option Shares, on March 8, 2021, the Company entered into an amendment to that certain Deposit Agreement, among the Company and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts (“Depositary Receipts”) evidencing the Depositary Shares (“Amendment No. 1 to the Deposit Agreement”). On the same date, 800 shares of Series UU Preferred Stock underlying the Depositary Shares were deposited with the Depositary pursuant to Amendment No. 1 to the Deposit Agreement. Amendment No. 1 to the Deposit Agreement is attached hereto as Exhibit 4.1 and the form of Depositary Receipt is attached hereto as Exhibit 4.2. The foregoing description of the Deposit Agreement and the Depositary Receipts are qualified in their entirety by reference to Exhibits 4.1 and 4.2, respectively, each of which is incorporated by reference herein.

The Option Shares were offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-231181), filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2019, and amended by Post-Effective Amendment No. 1 thereto on February 23, 2021, and a prospectus supplement related to the Option Shares dated February 23, 2021 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).

In connection with the issuance of the Option Shares, Sidley Austin LLP provided the Company with the legal opinion filed as Exhibit 5.1 hereto, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   Exhibits

Exhibit Number	Description of Exhibits
4.1
Amendment No. 1 to the Deposit Agreement, dated as of March 8, 2021, among Telephone and Data Systems, Inc., and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts issued thereunder.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 hereto).
5.1	Opinion of Sidley Austin LLP
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 9, 2021	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)